Filed under Rule 497(e)

File Nos. 2-96408

811-04254

LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MAY 15, 2008

TO THE

PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 28, 2008 OF

LEGG MASON PARTNERS SHORT/INTERMEDIATE

U.S. GOVERNMENT FUND

Effective, May 15, 2008, the fund’s name is changed to Legg Mason Partners Intermediate-Term U.S. Government Fund.

The fund’s investment objective continues to be to seek to maximize total return, consistent with the preservation of capital.

The fund’s principal investment strategy will continue to be to invest, under normal circumstances, substantially all of its assets in debt securities and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments.

The fund continues, under normal circumstances, to maintain an average portfolio effective duration of between one and a half and four and a half years.

Under normal circumstances, the fund will maintain a dollar-weighted average portfolio maturity of more than three and less than ten years.

FDXX010997